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                                                                   Exhibit 10.67

                                 FIRST AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT


                FIRST AMENDMENT, dated as of May 24, 2001 (this "Amendment"), to the Loan and Security Agreement, dated as of April 10, 2001 (the "Loan Agreement"), by and among, on the one hand, the lenders identified on Annex I hereto under the caption "Continuing Lenders" (each a "Continuing Lender" and collectively, the "Continuing Lenders") and the lenders identified on Annex I hereto under the caption "Additional Lenders" (each an "Additional Lender" and collectively, the "Additional Lenders," and together with the Continuing Lenders and their respective successors and assigns, each a "Lender" and collectively, the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (the "Agent"), ABLECO FINANCE LLC, a New York limited liability company, as co-agent for the Lenders (the "Co-Agent") and, on the other hand, e.spire COMMUNICATIONS, INC., a Delaware corporation, as a debtor and a debtor in possession (the "Borrower"), and the subsidiaries of Borrower that are identified on the signature pages of the Loan Agreement, each as a debtor and a debtor in possession (each individually a "Guarantor" and collectively the "Guarantors").

                WHEREAS, the Borrower, the Guarantors, the Agent, Co-Agent and the Lenders are willing to amend the Loan Agreement to, among other things (i) add the Additional Lenders as Lenders to the Loan Agreement, (ii) increase the Revolver Commitment and the Total Commitment (each as defined in the Loan Agreement), (iii) modify the terms of the Borrowing Base (as defined in the Loan Agreement), and (iv) amend certain other terms and conditions in the Loan Agreement.

                NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

                1.1. Definitions in this Amendment. Any capitalized term used herein and not defined herein shall have the meaning assigned to it in the Loan Agreement.

                1.2. Existing Definitions. (a) The definition of the term "Adequate Protection Stipulation" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

                        "'Adequate Protection Stipulation' means the Second
                Amended and Restated Stipulation and Order (I) Granting Adequate Protection, (II) Authorizing the Use of Cash Collateral, (III) Granting on an Interim Basis Post-Petition Financing and (IV) Scheduling a Final Hearing on the Post-Petition Financing Arrangements Pursuant to Bankruptcy Code Sections 105, 361, 362, 363 and 364 so ordered by the Bankruptcy Court, as in effect on the Revolver Facility Effective Date, and as thereafter, amended, modified or extended from time to time with, in the case of any material amendments or modifications, the consent of the Agent on behalf of the Required Lenders."


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                        (b)     The definition of the term "Advance Percentage"
in Section 1.1 of the Loan Agreement is hereby deleted in its entirety.

                        (c) Clause (i) of the definition of the term "Applicable Prepayment Premium" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

                        "(i)    $60,000,000, plus"

                        (d) The definition of the term "Eligible Fiber Optic Inventory" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

                        "'Eligible Fiber Optic Inventory' means dark fiber optic
                cable Inventory held for sale by a Loan Party located at one of the locations set forth on Schedule E-1, that complies with each of the representations and warranties respecting Eligible Fiber Optic Inventory made by a Loan Party in the Loan Documents, and that is not excluded as ineligible by virtue of the one or more of the criteria set forth below; provided, however, that such criteria may be fixed and revised from time to time by Agent in Agent's Permitted Discretion to address the results of any audit or appraisal performed by Agent from time to time after the Revolver Facility Effective Date. An item of dark fiber optic cable Inventory shall not be included in Eligible Fiber Optic Inventory if:

                                (a) a Loan Party does not have good, valid, and marketable title thereto,

                                (b)     it is not located at one of the
                        locations set forth on Schedule E-1,

                                (c)     it is not subject to a valid and
                        perfected first priority Agent's Lien, or

                                (d)     it consists of obsolete, damaged or
                        defective fiber optic cable or work-in-process, spare parts or supplies used or consumed in a Loan Party's business."

                        (e) The definition of the term "Maximum Revolver Amount" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

                        "Maximum Revolver Amount" means (i) prior to the Final
                Facility Effective Date, $15,000,000 and (ii) on and after the Final Facility Effective Date $45,000,000, provided that upon the receipt by the Agent and the Borrower of additional Revolver Commitments pursuant to paragraph (c) of Section 3.3, the Maximum Revolver Amount after the Final Facility Effective Date will increase, on a dollar for dollar basis, by the amount of such additional Revolver Commitments over $45,000,000 received pursuant to paragraph (c) of Section 3.3 up to a maximum of $60,000,000."


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                        (f)     The definition of the term "Required Lenders" in
Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

                        "'Required Lenders' means, at any time, Lenders whose
                Pro Rata Shares aggregate 55% as determined pursuant to clause
                (d) of the definition of Pro Rata Share, provided that, solely for purposes of voting or consenting or objecting to matters with respect to the Loan Documents, George Schmitt or any entity owned or controlled by George Schmitt shall be deemed not to be a "Lender" and the Commitment and/or Advances of George Schmitt or any entity owned or controlled by George Schmitt shall be deemed to be zero."

                        (g) The definition of the term Revolver Facility Effective Date in Section 1.1 of the Loan Agreement is hereby amended by deleting the words "Final Bankruptcy Court Order" and substituting in lieu thereof "Interim Bankruptcy Court Order".

                1.3. New Definitions. Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions of "Final Facility Effective Date" and "Mechanics Lien Reserve" to such Section in alphabetical order:

                        "'Final Facility Effective Date' means the date, after
                the entry of the Final Bankruptcy Court Order, on which all of the conditions precedent to the increase of the Revolver Commitments to an amount in excess of $15,000,000 as set forth in Section 3.3 are satisfied."

                        "'Mechanics Lien Reserve' has the meaning set forth in
                Section 2.1(a)."

                1.4. Schedule. Schedule C-1 to the Loan Agreement is hereby amended in its entirety to read as set forth on Annex II attached hereto.

                1.5. Revolver Advances. (a) Section 2.1(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

                        "2.1    'Revolver Advances'. (a) Subject to the terms
and conditions of this Agreement and the Orders, and on and after the Entry Date and during the term of this Agreement, each Lender with a Revolver Commitment agrees (severally, not jointly or jointly and severally) to make advances ("Advances") to Borrower in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to the least of (i) the Maximum Revolver Amount less the Letter of Credit Usage or (ii) the Borrowing Base less the Letter of Credit Usage, and (iii) the maximum Indebtedness for the corresponding month set forth in Section 7.20(c) less the outstanding Term Loan and Letter of Credit Usage. For purposes of this Agreement, "Borrowing Base," means at any time the excess of (i) the lesser of (A) the amount determined by multiplying (x) $400 and (y) the number of miles of Eligible Fiber Optic Inventory owned by ACSI Network and (B) the sum of (x) the amount determined by multiplying (1) $300 and (2) the number of miles of Eligible Fiber Optic Inventory owned by ACSI Network and (y) the amount determined by multiplying (1) $100 and (2) the number of miles of Eligible Fiber Optic Inventory owned by the Loan Parties constituting part of the CLEC Business over (ii) the sum of (A) $3,000,000 plus (B) $8,000,000 (the "Mechanics Lien Reserve"), provided that (x) the Mechanics Lien Reserve shall not be released until the Agent is


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satisfied, in its Permitted Discretion, that both (1) either the mechanics or contractors Liens set forth on Schedule P-1 to this Agreement are released or the obligations secured by such mechanics or contractors Liens have been satisfied and (2) the conditions set forth in paragraphs (g) and (h) of Section
3.3 have been satisfied, and (y) if the Agent determines in its Permitted Discretion that both (1) any such mechanics Liens or contractors Liens are released or any obligations secured by such mechanics or contractors Liens are satisfied and (2) the conditions set forth in paragraphs (g) and (h) of Section
3.3 have been satisfied, the Agent shall release a portion of the Mechanics Lien Reserve in the amount corresponding on Schedule P-1 to the Liens released or the obligations satisfied, plus (C) the aggregate amount of reserves, if any, established by Agent under Section 2.1(b)."

                1.6. Inventory Reappraisals. The last sentence of Section 2.1(b) of the Loan Agreement is hereby amended in its entirety to read as follows:

                        "In addition to the foregoing, Agent shall have the
                right to have the Inventory reappraised by a qualified appraisal company selected by Agent from time to time after the Revolver Facility Effective Date for the purpose of redetermining the Dollar amount multiplied by Eligible Fiber Optic Inventory and, as a result, redetermining the Borrowing Base."

                1.7. Term Loan Holdback. Section 2.2(b) of the Loan Agreement is hereby amended by adding the following sentence at the end of such Section:

                        "On the Revolver Facility Effective Date, the Term Loan
                Holdback shall be reduced to zero and, pursuant to paragraph (a) of this Section 2.2, the Additional Term Loan to be made on the Revolver Facility Effective Date shall be increased by the amount of the reduction of the Term Loan Holdback."

                1.8 Cash Management. Section 2.7(a) of the Loan Agreement is hereby amended by deleting the words "Revolver Facility Effective Date" in the first line of such Section and substituting in lieu thereof "Final Facility Effective Date".

                1.9. Conditions Precedent. Sections 3.2 and 3.3 of the Loan Agreement are hereby amended in their entirety to read as follows:

                        "3.2    Conditions Precedent to Revolver Commitments and
        Advances and Letters of Credit in excess of $5,000,000. The obligation of the Lender Group (or any member thereof) to make the Advances or assist the Borrower in obtaining Letters of Credit in excess of $5,000,000, is subject to the fulfillment of each of the conditions precedent set forth below:

                                (a)     an order, satisfactory in form and
        substance to the Required Lenders, shall have been entered by the Bankruptcy Court modifying the Interim Bankruptcy Court Order, and the Agent shall have received a certified copy of such order and such order shall be in full force and effect and shall not have been reversed, stayed, modified or amended absent the written joinder or consent of the Agent, on behalf of the Required Lenders, and the Borrower;


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                                (b)     the Lenders, shall be satisfied that the
        Agent has been granted and continues to have a perfected, first priority Lien on the Collateral subject to Permitted Priority Liens;

                                (c)     George Schmitt shall have become a
        "Lender" hereunder with a Revolver Commitment of not less than $5,000,000, which Revolver Commitment shall be subject to such terms and conditions (including, without limitation, fees to be paid in connection with such Revolver Commitment) as are acceptable to the Required Lenders in their Permitted Discretion;

                                (d) Agent shall have completed its financial and collateral due diligence review, including, without limitation (i) a collateral audit and review of the Books and verification of Borrower's representations and warranties to Lender Group, (ii) an inspection of some of the locations where Eligible Fiber Optic Inventory is located,
        (iii) receipt of satisfactory results of its field survey due diligence, audit and business valuation appraisal by auditors, examiners and/or appraisers selected by the Agent with the consent of the Required Lenders (collectively, the "Revolver Facility Diligence"), the results of each of the foregoing of which shall be acceptable to the Required Lenders, in their sole discretion;

                                (e) no Material Adverse Change shall have occurred since the Closing Date;

                                (f)     no pending claim, investigation or
        litigation by any Governmental Authority shall exist with respect to any Loan Party or the transactions contemplated hereby;

                                (g) the Required Lenders shall be satisfied in their sole discretion with the results of a reference check on each member of key management of Borrower;

                                (h)     the Adequate Protection Stipulation
        shall be in form and substance satisfactory to the Agent and the Lenders; and

                                (i) Borrower shall have paid to Agent all fees and Lender Group Expenses owing as of the Revolver Facility Effective Date.

                        3.3 Conditions Precedent to Revolver Commitments and Advances and Letters of Credit in excess of $15,000,000. The obligation of the Lender Group (or any member thereof) to make the Advances or assist the Borrower in obtaining Letters of Credit in excess of $15,000,000, is subject to the fulfillment of each of the conditions precedent set forth below:

                                (a) the Final Bankruptcy Court Order shall have been entered by the Bankruptcy Court, and the Agent shall have received a certified copy of such Order and such Order shall be in full force and effect and shall not have been reversed, stayed, modified or amended absent the written joinder or consent of the Agent, on behalf of the Required Lenders, and the Borrower;


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                                (b)     the Lenders, shall be satisfied that the
        Agent has been granted and continues to have a perfected, first priority Lien on the Collateral subject to Permitted Priority Liens;

                                (c) (i) George Schmitt shall have become a "Lender" hereunder with a Revolver Commitment of not less than $10,000,000 and (ii) Persons, acceptable to Required Lenders in their Permitted Discretion, may become "Lenders" hereunder with aggregate Revolver Commitments of not less than $10,000,000, which Revolver Commitments described in clauses (i) and (ii) above shall be subject to such terms and conditions (including, without limitation, fees to be paid in connection with such Revolver Commitments) as are acceptable to the Required Lenders in their Permitted Discretion, provided that obtaining the Revolver Commitments set forth in clause (ii) of this paragraph (c) shall not be required as a condition to Revolver Commitments and Advances and Letters of Credit in excess of $15,000,000;

                                (d) no Material Adverse Change shall have occurred since the Closing Date;

                                (e)     no pending claim, investigation or
        litigation by any Governmental Authority shall exist with respect to any Loan Party or the transactions contemplated hereby;

                                (f)     the Adequate Protection Stipulation
        shall be in form and substance satisfactory to the Agent and the Required Lenders and the Agent and the agent for the holders of the Pre-Petition Credit Facility Debt shall have entered into an intercreditor agreement, in form and substance satisfactory to the Agent and the Required Lenders;

                                (g)     Agent shall be satisfied in its
        Permitted Discretion with the cash management system of Borrower and Agent shall have received Schedule 2.7(a) to this Agreement, which shall be satisfactory to the Agent;

                                (h) the Agent shall have received a Control Agreement, in form and substance satisfactory to Agent, duly executed for each Securities Account of a Loan Party; and

                                (i) Borrower shall have paid to Agent all Lender Group Expenses owing as of the Final Facility Effective Date."

                1.10. Term. Section 3.6 of Loan Agreement is hereby amended by deleting clause (vii) thereof in its entirety and substituting in lieu thereof "(vii) June 12, 2001 if upon that date the Final Bankruptcy Court Order has not been entered; and"


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                1.11.   Conditions Subsequent. Section 3.5 of the Loan Agreement
is hereby amended by inserting new paragraph (b) to read as follows:

                        "(b) on or before August 15, 2001, Agent shall receive a
                report from a third party consulting firm acceptable to Agent verifying that Borrower is in compliance with Section 7.20(e) and (f) of the Agreement as of June 30, 2001."

                1.12. Financial Covenants. Section 7.20 of the Loan Agreement is hereby amended by (i) deleting the gross conduit miles installed at ACSI Network in paragraph (e) of such section for the quarters ending June 30, 2001 and September 30, 2001 and substituting in lieu thereof 770 gross conduit miles installed for the quarter end June 30, 2001 and 789 gross conduit miles installed for the quarter end September 30, 2001, and (ii) inserting new paragraphs (g) and (h) at the end of such section to read as follows:

                        "(g) Minimum Gross Fiber Miles. (i) Fail to maintain
                50,000 gross miles of Eligible Fiber Optic Inventory installed at the CLEC Business at all times.

                                (ii) Fail to maintain 150,000 gross miles of Eligible Fiber Optic Inventory at ACSI Network at all times.

                        (h) Market Completion. (i) Fail to complete the fiber optic cable network in each of Atlanta, Georgia and Dallas, Texas on or before December 31, 2001.

                                (ii) Fail to complete the fiber optic cable network in Tampa, Florida on or before March 30, 2002."

                1.13. Amendments and Waivers. Section 15.1 of the Loan Agreement is hereby amended by adding the following new paragraph (iii) at the end of such Section:

                        "(iii) Notwithstanding anything to the contrary, solely
                for purposes of voting on amendments, waivers and consents to matters with respect to the Loan Documents, George Schmitt and any entity owned or controlled by George Schmitt shall be deemed not to be a "Lender" and the Commitment and/or Advances of George Schmitt and any entity owned or controlled by George Schmitt shall be deemed to be zero, provided that, nothing contained in this paragraph (iii) shall permit George Schmitt and/or any entity owned or controlled by George Schmitt to receive less favorable treatment with respect to his or its Revolver Commitment or Advances than the other Lenders with respect to their Revolver Commitments or Advances (including, except to the extent otherwise provided in a letter agreement, dated May 24, 2001, between the Agent and George Schmitt with respect to fees provided for in this Agreement, the payment by the Borrower of any waiver or similar fees payable ratably to the Lenders after the date hereof)."

                2. Additional Lenders. (a) On and as of the Revolver Facility Effective Date, the Additional Lenders shall provide additional Revolver Commitments to the Borrower,


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and each Continuing Lender shall sell and assign and the Additional Lenders shall purchase and assume, at the principal amount thereof, such interests in the Revolver Commitments, the Advances and the Letter of Credit Usage outstanding on such date, in each case as shall be necessary in order that, after giving effect to all such increases, assignments and purchases, the Commitments will be as set forth in Annex II to this Amendment, and the Commitments, Advances and Letter of Credit Usage will be held by the Lenders ratably in accordance with their Pro Rata Shares in the Commitments as set forth in Annex II to this Amendment. Such sales, assignments and purchases shall be without recourse, representation or warranty, except that (i) each Continuing Lender represents that it is the legal and beneficial owner of the interests assigned by it free and clear of any adverse claim and (ii) paragraphs 2, 3 and 5 of Exhibit A-1 to the Loan Agreement are hereby incorporated by reference as if set forth herein and each Continuing Lender shall be deemed to have made the representations, warranties and statements of Assignor in such paragraphs and each Additional Lender shall be deemed to have made the representations, warranties and statements of Assignee in such paragraphs.

                        (b) On the Revolver Facility Effective Date, (i) the Additional Lenders shall pay the purchase price for the Advances purchased by it pursuant to paragraph (a) of this Section 2 by wire transfer of immediately available funds to the Agent, not later than 12:00 p.m. California time, and
(ii) the Agent shall promptly pay to each Continuing Lender the purchase price for Advances sold by it pursuant to paragraph (a) of this Section 2, out of the amounts received by it pursuant to clause (i) of this paragraph (b), by wire transfer of immediately available funds to an account designated by such Continuing Lender.

                        (c) Borrower and Guarantors hereby consent to the addition of the Additional Lenders, to the increase in the Revolver Commitments and to the sales, assignments and purchases provided for in paragraphs (a) and
(b) of this Section 2 and agree that the Additional Lenders shall have all of the rights of a Lender under the Loan Agreement with respect to the increase in the Commitments provided by it and the interests purchased by it pursuant to such paragraphs. Commencing on the Revolver Facility Effective Date, the Additional Lenders will be parties to the Loan Agreement, agree to be bound by the terms and conditions of the Loan Agreement and the Loan Documents and will have all of the rights and obligations of a Lender under the Loan Agreement and the Loan Documents.


                3. Waiver and Consent. (a) Pursuant to the request of the Borrower, the Agent and the Lenders hereby consent to and waive any Event of Default that would arise by reason of a breach of Section 7.20(b) of the Loan Agreement as a result of the Loan Parties failing to receive cumulative cash receipts from sales of fiber and conduit of $4,500,000 for the month ended April 30, 2001, provided that the actual cumulative cash receipts for such month from sales of fiber and conduit was not less than $3,700,000.

                        (b)     The waiver and consent provided for in this
Section 3 (i) shall become effective only in this specific instance and for the specific purposes set forth herein and (ii) does not permit any other or further departure from the terms and conditions of the Loan Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.


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                4.      Conditions. The effectiveness of this Amendment is
subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent (the date such conditions are fulfilled or waived by the Lenders as hereafter referred to as the "Amendment Effective Date"):

                        (a) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Amendment Effective Date shall be correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct on and as of such date); and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

                        (b) Delivery of Documents. The Agent shall have received on or before the Amendment Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Amendment Effective Date:

                                (i)     a true and correct copy of the
        employment agreement between Mike Miller and the Borrower, certified as a true and correct copy thereof by an authorized officer of the Borrower;

                                (ii) a letter agreement between the Agent and each of the Additional Lenders, duly executed by each Additional Lender; and

                                (iii) such other agreements, instruments and other documents as the Agent may reasonably request.

                        (c) Revolver Facility Effective Date. Each of the conditions set forth in Section 3.2 of the Loan Agreement shall have been satisfied prior to or simultaneously with this Amendment (which satisfaction may be as a result of the effectiveness of this Amendment).

                        (d) Proceedings. All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be satisfactory to the Agent and its counsel, and the Agent and such counsel shall have received all such information and such counterpart originals or certified copies of documents as the Agent or such counsel may reasonably request.

                5. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders as follows:

                        (a)     The representations and warranties herein, in
Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Amendment Effective Date are correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate


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solely to an earlier date (in which case such representations and warranties are true and correct on and as of such date); and no Default or Event of Default has occurred and is continuing on the Effective Date or would result from this Amendment becoming effective in accordance with its terms.

                        (b) Such Loan Party (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment and to perform the Loan Agreement, as amended hereby, and
(iii) is duly qualified to do business in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified could not be expected to have a Material Adverse Change.

                        (c) The execution, delivery and performance by such Loan Party of this Amendment and the performance by such Loan Party of the Loan Agreement, as amended by this Amendment, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene such Loan Party's charter or by-laws or any applicable law.

                        (d) The execution, delivery, and performance by such Loan Party of this Amendment and the performance of the Loan Agreement, as amended by this Amendment, do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person, except for the approval of the Bankruptcy Court pursuant to the Orders and except to the extent any such registration, consent, approval, notice or other action is not required by reason of the Orders or the Bankruptcy Code.

                        (e) Subject to the approval of the Bankruptcy Court pursuant to the Orders, this Amendment and the Loan Agreement, as amended by this Amendment, when executed and delivered by each Loan Party will be the legally valid and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their respective terms.

                6.      Miscellaneous.

                        (a) Continued Effectiveness of the Loan Agreement. Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to which any Loan Party is a party to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Agent or the Lenders under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Document.


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                        (b)     Counterparts. This Amendment may be executed in
any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                        (c) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                        (d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York except to the extent governed by the Bankruptcy Code.

                        (e) Costs and Expenses. The Borrower agrees to pay on demand all fees, costs and expenses of each Agent in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.

                        (f) Amendment as Loan Document. Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) a Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.


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                IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered as of the date first above written.

                     Borrower:

                     E.SPIRE COMMUNICATIONS, INC.,
                     a Delaware corporation


                     By
                        ----------------------------------------------
                        Title:


                     Guarantors:

                     e.spire Finance Corporation,
                          a Delaware corporation
                     ACSI Network Technologies, Inc.,
                          a Maryland corporation
                     e.spireDATA, Inc.,
                          a Maryland corporation
                     ACSI Local Switched Services, Inc.,
                          a Maryland corporation
                     ACSI Long Distance, Inc.,
                          a Maryland corporation
                     e.spire Leasing Corporation,
                          a Maryland corporation
                     American Communication Services of Albuquerque, Inc.,
                          a Delaware corporation
                     American Communication Services of Amarillo, Inc.,
                          a Maryland corporation
                     American Communication Services of Atlanta, Inc.,
                          a Maryland corporation
                     American Communication Services of Austin, Inc.,
                          a Delaware corporation
                     American Communication Services of Baton Rouge, Inc.,
                          a Maryland corporation
                     American Communication Services of Birmingham, Inc.,
                          a Delaware corporation
                     American Communication Services of Charleston, Inc.,
                          a Delaware corporation
                     American Communication Services of Chattanooga, Inc.,
                          a Delaware corporation
                     American Communication Services of Colorado Springs, Inc.,
                          a Maryland corporation
                     American Communication Services of Columbia, Inc.,
                          a Delaware corporation

                     American Communication Services of Columbus, Inc.,
                          a Maryland corporation
                     American Communication Services of Corpus Christi, Inc.,
                          a Maryland corporation Inc.
                     American Communication Services of Dallas, Inc.,
                          a Maryland corporation
                     American Communication Services of D.C., Inc.,
                          a Maryland corporation
                     American Communication Services of El Paso, Inc.,
                          a Delaware corporation
                     American Communication Services of Fort Worth, Inc.,
                          a Delaware corporation
                     American Communication Services of Greenville, Inc.,
                          a Delaware corporation
                     American Communication Services of Irving, Inc.,
                          a Maryland corporation
                     American Communication Services of Jackson, Inc.,
                          a Maryland corporation
                     American Communication Services of Jacksonville, Inc.,
                          a Maryland corporation
                     American Communication Services of Kansas City, Inc.,
                          a Maryland corporation
                     American Communication Services of Las Vegas, Inc.,
                          a Maryland corporation
                     American Communication Services of Lexington, Inc.,
                          a Delaware corporation
                     American Communication Services of Little Rock, Inc.,
                          a Delaware corporation
                     American Communication Services of Louisiana, Inc.,
                          a Delaware corporation
                     American Communication Services of Louisville, Inc.,
                          a Delaware corporation
                     American Communication Services of Maryland, Inc.,
                          a Maryland corporation
                     American Communication Services of Miami, Inc.,
                          a Maryland corporation
                     American Communication Services of Mobile, Inc.,
                          a Delaware corporation
                     American Communication Services of Montgomery, Inc.,
                          a Maryland corporation
                     American Communication Services of Pima County, Inc.,
                          a Delaware corporation
                     American Communication Services of Rio Rancho, Inc.,
                          a Maryland corporation
                     American Communication Services of Roanoke, Inc.,
                          a Maryland corporation

                     American Communication Services of San Antonio, Inc.,
                          a Delaware corporation
                     American Communication Services of Savannah, Inc.,
                          a Maryland corporation
                     American Communication Services of Shreveport, Inc.,
                          a Maryland corporation
                     American Communication Services of Spartanburg, Inc.,
                          a Maryland corporation
                     American Communication Services of Tampa, Inc.,
                          a Maryland corporation
                     American Communication Services of Tulsa, Inc.,
                          a Maryland corporation
                     American Communication Services of Virginia, Inc.,
                          a Virginia corporation
                     American Communication Services International, Inc.,
                          a Delaware corporation
                     ACSI Local Switched Services of Virginia, Inc.,
                          a Virginia corporation
                     Cybergate, Inc.,
                          a Florida corporation
                     FloridaNet, Inc.,
                          a Florida corporation


                     Each by:
                             -------------------------------------------------
                              Title:

                                        Agents and Continuing Lenders:

                                        FOOTHILL CAPITAL CORPORATION


                                        By
                                          --------------------------------------
                                          Title:


                                        ABLECO FINANCE LLC


                                        By
                                          --------------------------------------
                                          Title:

                                        Additional Lenders:


                                        ----------------------------------------
                                        GEORGE SCHMITT

                                     ANNEX I


Continuing Lenders:

Foothill Capital Corporation
Ableco Finance LLC


Additional Lenders:

George Schmitt